                                                                    EXHIBIT 10.1
                                                                    ------------

                               VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is made as of October 18, 2000, by and between Triad Hospitals, Inc., a Delaware corporation ("Triad"), and Welsh, Carson, Anderson & Stowe VIII, L.P. (the "Stockholder").

     WHEREAS, Quorum Health Group, Inc., a Delaware corporation (the "Company"), and Triad have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), providing for the merger of the Company with and into Triad (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

     WHEREAS, as of the date hereof, the Stockholder beneficially owns the number of shares of common stock, par value $.01 per share ("Company Common Stock"), of the Company set forth opposite its name on Schedule A attached
                                                       ----------
hereto (such shares of Company Common Stock, together with the 6.0% Convertible Subordinated Debentures, shares of Company Common Stock issuable upon conversion of such debentures and any other shares of capital stock of the Company acquired by the Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares"); and

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Triad has requested that the Stockholder enter into this Agreement pursuant to which the Stockholder shall, among other things, vote in favor of adopting and approving the Merger Agreement and the Merger in accordance with the terms hereof and thereof.

     NOW, THEREFORE, to induce Triad to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties agree as follows:

     1.   Proxy.  Contemporaneously with the execution of this Voting Agreement,
          -----
Stockholder shall deliver to Triad a proxy in the form attached to this Voting Agreement as Schedule B, which shall be irrevocable to the fullest extent
             ----------
permitted by law, with respect to the shares referred to therein (the "Proxy").

     2.   Representations and Warranties of Stockholder.  The Stockholder hereby
          ---------------------------------------------
represents and warrants to Triad as follows:

          (a)  Authority; No Conflict.  The Stockholder has all requisite
               ----------------------
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice of lapse of time or both) default under, any provision of any material trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease, partnership agreement or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, concession, franchise or license or any statute, law, ordinance, rule, regulation, judgment, order, notice or decree applicable to the Stockholder or to any of the Stockholder's property or assets.

          (b)  The Subject Shares. The Stockholder is the record and beneficial
               ------------------
owner of, and has good and marketable title to, the Subject Shares, free and clear of any Liens (as defined in the Merger Agreement) whatsoever. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite its name on Schedule A attached hereto. The Stockholder has the sole right to vote such
----------
Subject Shares (other than the 6.0% Convertible Subordinated Debentures which may not be voted prior to the issuance of the Company Common Stock upon conversion), and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

     3.   Representations and Warranties of Triad.  Triad hereby represents and
          ---------------------------------------
warrants to the Stockholder that Triad has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Triad and constitutes a valid and binding obligation of Triad enforceable against Triad in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) default under, any provisions of the Certificate of Incorporation, as amended, or Bylaws of Triad or any material trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, concession, franchise or license or any statute, law, ordinance, rule, regulation, judgment, order, notice or decree applicable to Triad or any of Triad's property or assets.

     4.   Covenants of Stockholder.  Subject to Section 7 hereof, the
          ------------------------
Stockholder agrees as follows:

          (a) Without in any way limiting the Stockholder's right to vote the Subject Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval (including by written consent), at any meeting of the stockholders of the Company called upon to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including written consent) with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares (other than the 6.0% Convertible Subordinated Debentures which may not be voted prior to conversion) (which number of shares may be greater or less than the number of shares as of the date hereof):

          (i) in favor of the Merger, the approval and adoption by the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

          (ii) against (A) any merger agreement or merger (other than the Merger and the Merger Agreement), consolidation, combination, sale of substantially all of the Company's assets, sale or issuance of securities of the Company or its subsidiaries, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company or its subsidiaries and (B) any amendment of the Company's Certificate of Incorporation or Bylaws or other proposal or transaction involving the Company or any of its subsidiaries which amendment or other proposal or transaction would or could reasonably be expected to impede, frustrate, prevent, nullify or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or by this Agreement.

          (b) The Stockholder hereby agrees to convert the 6.0% Convertible Subordinated Debentures immediately prior to the Effective Time (as defined in the Merger Agreement).

          (c) The Stockholder shall not, except as contemplated by this Agreement, directly or indirectly, grant any proxies or powers of attorney with respect to the Subject Shares, deposit the Subject Shares into a voting trust or enter into a voting agreement with respect to the Subject Shares.

     5.   Certain Events. The Stockholder agrees that this Agreement and the
          --------------
obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder's successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other voting securities of the Company by the Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares listed in Schedule A beside the name of the Stockholder
                                   ----------
shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased shares of Company Common Stock or other voting securities of the Company issued to or acquired or disposed of by the Stockholder.

     6.   Assignment.  Neither this Agreement nor any of the rights, interests
          ----------
or obligations hereunder shall be assigned by the Stockholder, on the one hand, without the prior written consent of Triad nor by Triad, on the other hand, without the prior written consent of the Stockholder, except that Triad may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Triad. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     7.   Termination.  This Agreement shall terminate, and the provisions
          -----------
hereof shall be of no further force or effect, upon the earlier of the effectiveness of the Merger or the termination of the Merger Agreement in accordance with its terms.

     8.   General Provisions.
          ------------------

          (a)  Amendments.  This Agreement may not be amended except by an
               ----------
instrument in writing signed by each of the parties hereto.

          (b)  Notice.  All notices, requests, claims, demands and other
               ------
communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Triad in accordance with Section 11.1 of the Merger Agreement and to the Stockholder at its address set forth on the Company's stock ledger (or at such other address for a party as shall be specified by like notice).

          (c)  Interpretation.  When a reference is made in this Agreement to a
               --------------
Section or Schedule, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          (d)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other parties.

          (e)  Entire Agreement; No Third Party Beneficiaries.  This Agreement
               ----------------------------------------------
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (f)  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

     9.   Enforcement.  The parties agree that irreparable damage would occur in
          -----------
the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. Without limiting the generality of the foregoing, the parties hereto expressly agree that the obligations of the Stockholder set forth in Section 4 hereof shall be subject to the foregoing provisions of this Section 9.

     10.  Public Announcements. Except as required by law, the Stockholder shall
          --------------------
not issue any press release or other public statement with respect to the transactions contemplated by this Agreement and the Merger Agreement without the prior written consent of Triad.

     11.  Severability.  In the event that any provision of this Agreement or
          ------------
the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with valid and enforceable provision that will achieve, to the fullest extent possible, the original intent of the parties.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                        TRIAD HOSPITALS, INC.



                                        By: /s/ James D. Shelton
                                            --------------------
                                            James D. Shelton
                                            Chairman and
                                              Chief Executive Officer


                                        Welsh, Carson, Anderson & Stowe VIII,
                                        L.P.


                                        By: /s/ Russell L. Carson
                                            ---------------------
                                            Russell L. Carson

                                  SCHEDULE A

                          Schedule of Share Ownership



Name                                         Shares

Welsh, Carson, Anderson &                    6,840,000 shares of common stock
  Stowe VIII, L.P.
                                             12,698,413 shares of common stock
                                             issuable upon conversion of $150.0
                                             million convertible subordinated
                                             debenture

                                                                       SHEDULE B
                                                                       ---------

                           FORM OF IRREVOCABLE PROXY

          The undersigned stockholder of Quorum Health Group, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Triad Hospitals, Inc., a Delaware corporation ("Triad"), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) all outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on Schedule A to the Voting Agreement (as hereinafter defined), and
(ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof and which are Subject Shares (as defined in the Voting Agreement). (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

          This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Triad and the undersigned (the "Voting Agreement"), and is granted in consideration of Triad entering into the Agreement and Plan of Merger, dated as of the date hereof, between Triad and the Company, as the same may be amended or supplemented (the "Merger Agreement").

          The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Merger Agreement or the closing of the transactions contemplated thereby at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholde rs of the Company:

2. in favor of the Merger (as defined in the Merger Agreement), the approval and adoption by the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

3. against (A) any merger agreement or merger (other than the Merger and the Merger Agreement), consolidation, combination, sale of substantially all of the Company's assets, sale or issuance of securities of the Company or its subsidiaries, reorganization, joint venture, recapitalization, dissolution, liquidation or winding up of or by the Company or its subsidiaries and (B) any amendment of the Company's Certificate of Incorporation or Bylaws or other proposal or transaction involving the Company or any of its subsidiaries which amendment or other proposal or transaction would or could reasonably be expected to impede, frustrate, prevent, nullify or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement or by this Agreement.

          This proxy shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder's successors.

          If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

          This proxy shall terminate upon the earlier of the valid termination of the Merger Agreement or the closing of the transactions contemplated by the Merger Agreement.

     Dated:  October 18, 2000.



                                                  By:
                                                      ----------------------



          NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED OF RECORD AS OF THE DATE OF THIS PROXY:


19,538,413 common $150.0 million of convertible subordinated debentures


                                       10